UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2008

ENVIRONMENTAL POWER CORPORATION

(Exact name of Company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 White Plains Road, Tarrytown, New York 10591

(Address of principal executive offices, including zip code)

(914) 631-1435

(Company’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdings under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

CALIFORNIA TAX-EXEMPT BOND FINANCING

Background

On September 3, 2008, Microgy Holdings, LLC (“Holdings”), a Delaware limited liability company and a wholly owned subsidiary of Environmental Power Corporation (“Environmental Power” or “EPC”), completed a first closing (the “First Closing”) of the sale of tax-exempt bonds (the “First Tranche Bonds”) through the California Statewide Communities Development Authority (the “Issuer”) resulting in gross proceeds of $62.425 million (the “Bond Financing”), to be used to finance part of the construction costs for three multi-digester, renewable natural gas facilities in California. The First Closing is under Holdings’ initial volume cap allocation for tax-exempt bond financing for its proposed Riverdale and Hanford RNG® facilities in California.

The Bond Financing contemplates the possible sale and issuance of up to an additional estimated amount of $26.02 million in bonds on substantially the same terms as the First Tranche Bonds (the “Second Tranche Bonds” and, together with the First Tranche Bonds, the “Bonds”) at an additional closing currently anticipated to occur in October 2008 (the “Second Closing”) under Holdings’ additional volume cap allocation for its proposed Bar 20 RNG® facility in California. Marketing of the Second Tranche Bonds is expected to commence shortly. The exact amount of any Second Tranche Bonds that may be issued is not yet known, and the interest rate on any Second Tranche Bonds issued may differ from the interest rate on the First Tranche Bonds, in which case the Second Tranche Bonds would be designated as a separate series of bonds under the Trust Indenture (as defined below).

Holdings is a Delaware limited liability company formed for the purpose of owning the equity interests in (i) Microgy Hanford, LLC, a California limited liability company (“Microgy Hanford”), Microgy Riverdale, LLC, a California limited liability company (“Microgy Riverdale” and, together with Microgy Hanford, the “California Subsidiary Guarantors”), and (ii) MST Production Ltd., a Texas limited liability company (together with its general partner, MST GP, LLC, a Texas limited liability company owned by Holdings, and MST Estates, LLC, a Texas limited liability company owned by Holdings, “MST”), Mission Biogas, L.L.C., a Texas limited liability company (“Mission”), Hereford Biogas, L.L.C., a Texas limited liability company (“Hereford”) and Rio Leche Estates, L.L.C., a Texas limited liability company, (collectively, the “Texas Subsidiary Guarantors” and, together with the California Subsidiary Guarantors, the “Subsidiary Guarantors”). In the event that the Second Closing occurs, Microgy Bar 20, LLC, a California limited liability company formed to own the proposed Bar 20 RNG® facility, will become a California Subsidiary Guarantor and a Subsidiary Guarantor. Each of the Subsidiary Guarantors is a special purpose entity organized to own and operate facilities for the large-scale production and sale of RNG® and sale of carbon sequestration credits and other marketable environmental benefits, or to own an interest in one of the other Subsidiary Guarantors or related real estate. The multi-digester biogas production and gas conditioning facilities to be owned by the California Subsidiary Guarantors (the “Facilities”) will be developed, constructed and operated by Microgy, Inc., a Colorado corporation (“Microgy”), and based on Microgy’s anaerobic digester technology. The Issuer will loan the proceeds of the Bonds to Holdings for the acquisition, construction and improvement of the Facilities.

A brief description of the material terms of the Bond Financing is set forth below.

Terms of the Bond Financing

The First Tranche Bonds were issued by the Issuer pursuant to the terms of a Trust Indenture, dated as of August 1, 2008 (the “Trust Indenture”), between the Issuer and Wells Fargo Bank, National Association, as Trustee (the “Trustee”). The gross proceeds of $62.425 million from the issuance of the First Tranche Bonds were then loaned to Holdings pursuant to the terms of a Loan Agreement, dated as of August 1, 2008, between Holdings and the Issuer (the “Loan Agreement”). The First Trance Bonds are payable only from the payments of principal and interest made by Holdings pursuant to the terms of the Loan Agreement, and are not general obligations of the Issuer, the State of California or any political subdivision thereof. The terms of the Loan Agreement mirror the terms of the First Tranche Bonds as set forth in the Trust Indenture.

The First Tranche Bonds bear interest at the rate of 9% per annum and mature on December 1, 2038. Interest accrues from the date of issuance and is payable semi-annually on each December 1 and June 1, beginning on December 1, 2008. Holdings is required to pay interest only through 2013, with level debt service thereafter. The obligations represented by the Bonds are senior secured obligations of Holdings. Of the proceeds of the First Tranche Bonds, $6,242,500 was deposited into a debt service reserve fund, to be used to pay interest and principal in the event Holdings does not have sufficient funds to do so. Holdings has the option to cause the redemption of the Bonds at par after approximately 10 years. Furthermore, the Bonds are subject to optional redemption upon the occurrence of certain events with respect to a Facility and mandatory redemption at 106% of the principal amount redeemed following a determination of taxability of interest on the Bonds. Pursuant to the terms of the Loan Agreement, a minimum of 20% of the budgeted costs of each Facility must be funded by Holdings before drawing Bond proceeds for such Facility. In addition, Holdings may not draw any amounts under the Loan Agreement, other than for costs of issuance, until certain other conditions set forth in the Loan Agreement have been satisfied, including the Funding Conditions described below.

The obligations of Holdings under the Loan Agreement and the Loan Agreement, dated as of October 1, 2006, previously entered into between Holdings and the Gulf Coast Industrial Development Authority of Texas (the “Texas Loan Agreement”), relating to Holdings’ tax-exempt financing through the issuance of bonds by the Gulf Coast Industrial Development Authority of Texas in November 2006 (the “Texas Bonds”), have been unconditionally guaranteed by Holdings and each of the Subsidiary Guarantors, jointly and severally, pursuant to the terms of a Guarantee Agreement, dated as of October 1, 2006, among Holdings, the Texas Subsidiary Guarantors and the Trustee (the “Original Guarantee Agreement”), as amended and supplemented by a Supplemental Guarantee Agreement, dated as of August 1, 2008, among Holdings, the Subsidiary Guarantors and Wells Fargo Bank, National Association, as Trustee (the “Supplemental Guarantee Agreement” and, together with the Original Guarantee Agreement, the “Guarantee Agreement”). Pursuant to the terms of the Guarantee Agreement, Holdings and the Subsidiary Guarantors have agreed to certain limitations on their ability to incur additional indebtedness, to grant liens on their assets and to issue additional equity. Holdings may issue and ratably secure additional indebtedness provided certain financial tests have been met. Furthermore, Holdings has agreed that 50% of its consolidated cash flow, as defined, will be contributed to two cash collateral funds, one such fund (the “Texas Fund”) being further security for the payment of Holdings’ obligations under the Texas Loan Agreement, and the other (the “California Fund”) being further security for the payment of Holdings’ obligations under the Loan Agreement, until the Texas Fund reaches $5 million and the California Fund reaches $5 million, or until certain other conditions are satisfied, and has further agreed to make annual contributions to a major maintenance fund equal to 1% of the value of property and equipment, before depreciation. In addition, Holdings has agreed to establish a gas price protection program to provide for one times debt coverage for all guaranteed obligations, and to establish and maintain a working capital line of credit for each Facility and each facility owed by the Texas Subsidiary Guarantors of at least $400,000 per facility.

The obligations of Holdings and the Subsidiary Guarantors under the Loan Agreement, the Texas Loan Agreement and the Guarantee Agreement are secured by the pledge of all of the equity of the Subsidiary Guarantors held by Holdings and the grant of a security interest in substantially all of the assets of the Subsidiary Guarantors pursuant to the terms of a Collateral Trust Agreement, dated as of October 1, 2006, among Holdings, the Subsidiary Guarantors and the Trustee, as Collateral Trustee, and a Joinder thereto, dated as of August 1, 2008, entered into by Holdings, the Texas Subsidiary Guarantors, the California Subsidiary Guarantors and the Trustee (the “Joinder”).

In connection with the foregoing transactions, Environmental Power and Holdings have entered into a Support Agreement, dated as of August 1, 2008 (the “Support Agreement”), with the Trustee, pursuant to which they have agreed to fund (i) all costs of construction of the Facilities, to the extent funds are not available therefor from the construction fund established with the proceeds of the sale of the Bonds, and (ii) all costs of operation of each Facility until such Facility achieves commercial operations. This obligation is in addition to their obligation to fund 20% of the costs of construction of each Facility prior to drawing funds from the construction fund, as described above.

In connection with the Bond Financing, Holdings and Environmental Power entered into a Demand Purchase Agreement, dated as of September 3, 2008, with the Trustee and the Bondholders named therein (the “Demand Purchase Agreement”). Pursuant to the Demand Purchase Agreement, if certain conditions set forth in the Loan Agreement (the “Funding Conditions”) are not met by June 30, 2009, the holders of a majority of the Bonds will have the right, exercisable by written notice to Holdings on or before July 31, 2009, to require Holdings to purchase the Bonds at par plus accrued interest on or before August 31, 2009. If Holdings does not purchase the Bonds, Holdings will be deemed to have abandoned construction of the Facilities, and the Bonds will be called for redemption. If the Bonds are called for redemption, Environmental Power has agreed to contribute an amount equal to the portion of the proceeds of the Bonds used to pay costs of issuance. The Funding Conditions include (i) that Holdings’ Huckabay Ridge facility has produced an average of 1,525 MMBtu of RNG® per day for a period of 60 consecutive days (the “Test Period”), (ii) that the Huckabay Ridge Facility has produced gross profit of at least $350,000 during the Test Period and (iii) that Environmental Power, Holdings or the Subsidiary Guarantors have raised an aggregate of at least $45 million in additional capital after September 3, 2008, of which at least $17.5 million is available for investment in the Facilities, with such amounts being reduced by the amount of the anticipated equity contribution for the Bar 20 facility should the Second Closing not occur. The Funding Conditions are reflected in the Loan Agreement as conditions to the first draw of Bond proceeds under the Loan Agreement and the Trust Indenture, other than for costs of issuance.

The foregoing description of the principal agreements relating to the Bonds is qualified in its entirety by reference to (i) the Loan Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein, (ii) the Trust Indenture, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein, (iii) the Original Guarantee Agreement, a copy of which was filed as Exhibit 10.3 to Environmental Power’s Current Report on Form 8-K dated November 9, 2006, as filed with the SEC on November 14, 2006 (SEC File No. 001-32393) (the “November 2006 Form 8-K”) and incorporated by reference herein, (iv) the Supplemental Guarantee Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein, (v) the Collateral Trust Agreement, a copy of which was filed as Exhibit 10.4 to the November 2006 Form 8-K and incorporated by reference herein, (vi) the Joinder, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein, (vii) the Support Agreement, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference herein, and (vi) the Demand Purchase Agreement, a copy of which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the foregoing transactions, Holdings paid a fee of $1,248,500 to B.C. Ziegler and Company d/b/a Ziegler Capital Markets (the “Underwriter”) pursuant to the terms of a Bond Purchase Agreement, dated as of August 28, 2008, among Holdings, the Issuer and the Underwriter, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein (the “Bond Purchase Agreement”), and also agreed to reimburse the Underwriter for certain fees and expenses incurred by the Underwriter in connection with the foregoing transactions. In addition, pursuant to the Bond Purchase Agreement, Holdings and the Underwriter agreed that, with respect to Bonds purchased by the Underwriter in the principal amount of $4.425 million and held for further sale, the Underwriter would pay to Holdings the amount, if any, by which the sale price of such bonds exceeds par, and Holdings would pay to the Underwriter the amount, if any, by which the sale price of such bonds is less than par. Pursuant to the terms of the Bond Purchase Agreement, Environmental Power entered into an Indemnity Letter, dated August 28, 2008 (the “Indemnity Letter”), pursuant to which it agreed to indemnify the Underwriter in connection with any material error or omission in the information supplied by it and its subsidiaries to the Underwriter for publication in the limited offering memorandum issued in connection with the Bond Financing and certain matters related to the qualification of the Bonds under applicable securities’ laws. The foregoing description of the Indemnity Letter is qualified in its entirety by reference to the Indemnity Letter, a copy of which is attached as Exhibit 10.7 to this Current Report on Form 8-K and incorporated by reference herein.

Addendum to Drawing Agreement Relating to Texas Tax-Exempt Bond Financing

In connection with the Bond Financing, Holdings entered into a First Addendum to Drawing Agreement, dated September 3, 2008, with the Trustee and R.W. Beck, Incorporated (the “Addendum”). The Addendum relates to the Drawing Agreement, dated as of October 1, 2006, pursuant to which the Funding Conditions relating to the operational and financial performance of the Huckabay Ridge facility must be satisfied before Holdings can draw proceeds under the Texas Loan Agreement and the Trust Indenture related thereto for the proposed Mission facility in Texas. The foregoing description of the Texas Side Letter is qualified in its entirety by reference to the Texas Side Letter, a copy of which is attached as Exhibit 10.8 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Please see the description of the California Tax-Exempt Bond Financing set forth under Item 1.01 above, which description is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits –	Please see the Exhibit Index appearing after the signature page and before the exhibits to this Current Report on Form 8-K, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

	By:	/s/ Michael E. Thomas
Michael E. Thomas
Senior Vice President, Chief Financial Officer and Treasurer

Dated: September 3, 2008

Exhibits Index

Exhibit No.	Description
1.1	Bond Purchase Agreement, dated as of August 28, 2008, among Microgy Holdings, LLC, the California Statewide Communities Development Authority, and B.C. Ziegler and Company, d/b/a Ziegler Capital Markets, as Underwriter.

10.1	Loan Agreement, dated as of August 1, 2008, between Microgy Holdings, LLC and the California Statewide Communities Development Authority.

10.2	Trust Indenture, dated as of August 1, 2008, between the California Statewide Communities Development Authority and Wells Fargo Bank, National Association, as Trustee.

10.3	Supplemental Guarantee Agreement, dated as of August 1, 2008, among Microgy Holdings, LLC, MST Production Ltd., MST GP, LLC, MST Estates, LLC, Mission Biogas, L.L.C., Hereford Biogas, L.L.C., Rio Leche Estates, L.L.C., Microgy Hanford, LLC, and Microgy Riverdale, LLC, on the one hand, and Wells Fargo Bank, National Association, as Trustee, on the other hand.

10.4	Joinder, dated as of August 1, 2008, to Collateral Trust Agreement, dated as of October 1, 2006, among Microgy Holdings, LLC, MST Production Ltd., MST GP, LLC, MST Estates, LLC, Mission Biogas, L.L.C., Hereford Biogas, L.L.C. and Rio Leche Estates, L.L.C., on the one hand (the “Texas Subsidiary Guarantors”), and Wells Fargo Bank, National Association, as Trustee, on the other hand (the “Trustee”), executed by the Texas Subsidiary Guarantors, Microgy Hanford, LLC, and Microgy Riverdale, LLC, on the one hand, and the Trustee, on the other hand.

10.5	Support Agreement, dated as of August 1, 2008, among Environmental Power Corporation and Microgy Holdings, LLC, on the one hand, and Wells Fargo Bank, National Association, as Trustee, on the other hand.

10.6	Demand Purchase Agreement, dated September 3, 2008, by among Microgy Holdings, LLC, Environmental Power Corporation, Wells Fargo Bank, National Association, as Trustee, and the Bondholders named therein.

10.7	Indemnity Letter, dated as of August 28, 2008, by Environmental Power Corporation in favor of B.C. Ziegler and Company d/b/a Ziegler Capital Markets, as Underwriter.

10.8	First Addendum to Drawing Agreement, dated September 3, 2008, among Microgy Holdings, LLC, the Trustee and R.W. Beck, Incorporated.